                                                                       EXHIBIT D

                             JOINT FILING AGREEMENT

         The undersigned each agree as follows: (i) that certain Amendment to the Statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Varco International, Inc., a Delaware corporation, is filed on behalf of each of them, (ii) such Statement on Schedule 13D is adopted by each of them,
(iii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iv) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, apply to each of them. This Agreement may be terminated with respect to the obligation to file jointly future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         EXECUTED as of June 10, 2003.


                                  SCF-III, L.P.
                                  By:      SCF-II, L.P.
                                           By:      L.E. Simmons & Associates, Incorporated
                                                    By:               /s/ Anthony DeLuca
                                                             --------------------------------------------
                                                             Anthony DeLuca, Managing
                                                             Director

                                  SCF-II, L.P.
                                  By:      L.E. Simmons & Associates, Incorporated
                                           By:               /s/ Anthony DeLuca
                                                    -----------------------------------------------------
                                                    Anthony DeLuca, Managing Director

                                  FGSI PARTNERS, L.P.
                                  By:      SCF Partners, L.P.
                                           By:      L.E. Simmons & Associates, Incorporated
                                                    By:               /s/ Anthony DeLuca
                                                             --------------------------------------------
                                                             Anthony DeLuca, Managing
                                                             Director

                                   SCF PARTNERS, L.P.
                                   By:      L.E. Simmons & Associates, Incorporated
                                            By:               /s/ Anthony DeLuca
                                                     -----------------------------------------------------
                                                     Anthony DeLuca, Managing Director

                                   L.E. SIMMONS & ASSOCIATES, INCORPORATED
                                   By:               /s/ Anthony DeLuca
                                            --------------------------------------------------------------
                                            Anthony DeLuca, Managing Director

                                   L.E. SIMMONS

                                                     /s/ L.E. Simmons
                                   -----------------------------------------------------------------------
                                   L.E. Simmons, individually


                                       17